UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2008

GREENHUNTER ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33893 (Commission File Number)	20-4864036 (IRS Employer Identification No.)

1048 TEXAN TRAIL GRAPEVINE, TEXAS (Address of principal executive offices)	76051 (Zip Code)
Registrant’s telephone number, including area code: (972) 410-1044

Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          On January 4, 2008, Gary C. Evans, Chairman and Chief Executive Officer of GreenHunter Energy, Inc. (“GreenHunter”) conducted and interview with a representative of WallSt.net (“WS”). In the interview, Mr. Evans discussed the general business plans and prospects for GreenHunter for the fiscal year ended December 31, 2008. WS published the interview on its website on January 4, 2008.
Item 9.01. Financial Statements and Exhibits
          (a)     Financial Statements of Business Acquired.
          Not applicable.
          (b)     Pro Forma Financial Information.
          Not applicable.
          (c)     Shell Company Transactions.
          Not applicable.
          (d)     Exhibits.
          None

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENHUNTER ENERGY, INC.
By:	/s/ Morgan F. Johnston
Morgan F. Johnston
Senior Vice President, General Counsel and Secretary

Date: January 7, 2008